Subsequent Events	12 Months Ended
Dec. 31, 2025
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

16. SUBSEQUENT EVENTS

On January 12, 2026, the Company sold an aggregate amount of $256,000 on the same terms and conditions as the Reg S Offering; Pursuant to the share subscriptions, the Company has issued an aggregate of 131,280 shares of the Company’s common stock. The price at which the Shares were sold at $1.95 per share.

On January 20, 2026, Lind Global Fund II LP (“Lind”) exercised a total of 102,000 warrants to purchase shares of the Company’s common stock. Each warrant was exercised at a price of $1.00 per share, in accordance with the terms outlined in the original warrant agreement dated May 22, 2024. Following this transaction, Lind retains a remaining balance of 398,000 warrants. These warrants are set to expire on May 22, 2029.